THE RBB FUND, INC.

Motley Fool Asset Management, LLC

Motley Fool Independence Fund
Motley Fool Great America Fund
Motley Fool Emerging Markets Fund
(collectively, the “Funds”)

Supplement dated November 15, 2017
to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
each dated February 28, 2017, as supplemented

1) Effective December 2, 2017, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator, fund accountant, transfer agent and dividend paying agent to the Funds, and U.S. Bank, N.A. will replace The Bank of New York Mellon as the new custodian of the Funds. Accordingly, all references to BNY Mellon Investment Servicing (US) Inc. and The Bank of New York Mellon in the Summary Prospectuses, Prospectus and SAI should be replaced with U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) and U.S. Bank, N.A., respectively.

2) Effective December 2, 2017, shareholder account information regarding purchase and redemption of Fund shares described in the Summary Prospectuses and Prospectus is replaced with the following:

All Fund purchase orders, redemption requests, correspondence, and any changes to shareholder accounts must be directed to the Transfer Agent at the following address:

Regular Mail:	Overnight Mail:
Motley Fool Funds	Motley Fool Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Opening an Account

Subject to acceptance by the Funds, an account may be opened by completing and signing an Account Application and mailing it to the Funds at the address noted above, together with a check payable to the Fund that you are purchasing. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For Further Credit to:
Motley Fool Funds
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By Wire
Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

On Wednesday, December 21st, 2016, the shareholders of the Motley Fool Funds approved a proposal to reorganize the Motley Fool Funds under The RBB Fund, Inc. (formally Motley Fool Funds Trust). Although the re‐organization became effective on December 21st, 2016, there are many details that take time and cannot be changed right away. One of those details is the conversion from the custodian and other fund services used under the Motley Fool Funds Trust (BNY Mellon Investment Servicing (US) Inc.), to the custodian and other fund services used under The RBB Funds, Inc. (U.S. Bancorp Fund Services, LLC).

What does this mean for you? If you are invested in the Funds directly through your brokerage account, you will not be impacted by this announcement. If you are invested through BNY Mellon, this change of custodian on December 2nd, 2017 does not require any action on your part and will not cause any disruption in the service to your Account. Your account number will remain the same, and the team that manages the portfolios will not change.

3)  Effective December 2, 2017, a $15 fee will be deducted from your account if payment is made by federal funds wire transfer. Previously, the federal fund wire transfer fee was $12.

Please retain this supplement for your reference